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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: July 24, 2001
                       (Date of earliest event reported)


                                   TIVO INC.
             (exact name of registrant as specified in its charter)


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
                 Delaware                Commission File:       77-0463167
       (State or other jurisdiction         000-27141        (I.R.S. Employer
     of incorporation or organization)                      Identification No.)
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                                2160 Gold Street
                                 P.O. Box 2160
                            Alviso, California 95002
          (Address of Principal executive offices, including zip code)


                                 (408) 519-9100
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

   As disclosed in our prior filings, America Online, Inc. has the right, under certain conditions, including our failure to have a positive net cash position of more than $25 million as measured at the end of each of our fiscal quarters, to require us to repurchase that number of shares of our Series A convertible preferred stock held by America Online having a liquidation value equal to the amount of restricted funds then held in escrow for this purpose, pursuant to an escrow agreement between us and America Online. The amount of such restricted funds currently held in such escrow is $48.0 million. With respect to any repurchase right it may have due to our failure to meet such minimum capital requirement as of July 31, 2001, America Online has agreed to waive its repurchase right at such time and instead measure such minimum capital requirement and have such repurchase right as of August 31, 2001.

   In addition, a copy of a press release that we issued today pursuant to Rule 135c of the Securities Act of 1933, as amended, is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Forward-Looking Statements

   This Current Report on Form 8-K may contain forward-looking statements regarding our business, customers or other factors that may affect future earnings or financial results. Those statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance. These risks and uncertainties are more fully described in our Annual Report on Form 10-K for the period ended December 31, 2000, as amended, our Transition Report on Form 10-K for the one-month transition period ended January 31, 2001 and our Quarterly Report on Form 10-Q for the quarter ended April 30, 2001, each filed with the Securities and Exchange Commission.

ITEM 7. EXHIBITS

   (c) Exhibits

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
 99.1 Press Release
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TIVO INC.

                                                /s/ David H. Courtney
Date: July 24, 2001                       By: _________________________________
                                             David H. Courtney
                                             Chief Financial Officer and Sr.
                                              Vice President
                                             of Finance and Administration
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                                 EXHIBIT INDEX

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
 Exhibit No.  Description
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
    99.1     Press Release
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